                                                                    Exhibit 10.9

                                                                  EXECUTION COPY

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                            PARENT COMPANY GUARANTEE

                                     between

                            PHELPS DODGE CORPORATION
                                  as Guarantor

                                       and

                       SOCIEDAD MINERA CERRO VERDE S.A.A.
                               as Guaranteed Party

                         Dated as of September 30, 2005

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                                Table of Contents

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                                    ARTICLE I

                         DEFINITIONS AND INTERPRETATION
Section 1.01 Definitions.................................................     2
Section 1.02 Interpretation..............................................     2

                                   ARTICLE II

                                    GUARANTEE
Section 2.01 Guarantee of Obligor's Obligations..........................     2
Section 2.02 Effectiveness and Term......................................     4
Section 2.03 Payments....................................................     4

                                   ARTICLE III

                              CONSENT TO ASSIGNMENT
Section 3.01 Guaranteed Party May Assign to the Offshore Collateral
             Agent.......................................................     4
Section 3.02 Notice of Lenders' Reliance.................................     5
Section 3.03 Offshore Collateral Agent to Receive Notice of Breach and
             Termination.................................................     5

                                   ARTICLE IV

                         Representations and Warranties
Section 4.01 Representations and Warranties of Guarantor.................     5

                                    ARTICLE V

                        CONSENT TO SUIT AND JURISDICTION
Section 5.01 Consent to Suit and Jurisdiction............................     6
Section 5.02 Guarantor's Agent for Service of Process....................     6

                                   ARTICLE VI

                                  Miscellaneous
Section 6.01 Notices.....................................................     7
Section 6.02 Successors and Assigns......................................     8
Section 6.03 Waiver of set-off...........................................     8
Section 6.04 Confidentiality.............................................     8
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                            Table of Contents (con't)

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Section 6.05 Execution in Counterparts...................................     8
Section 6.06 Amendments..................................................     8
Section 6.07 Effectiveness...............................................     8
Section 6.08 No Trial by Jury............................................     8
Section 6.09 Severability................................................     9
Section 6.10 GOVERNING LAW...............................................     9
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

                            PARENT COMPANY GUARANTEE

          This PARENT COMPANY GUARANTEE ("Guarantee"), dated as of September 30, 2005, is made and entered into by Phelps Dodge Corporation, a company organized under the laws of the State of New York ("Guarantor"), to and for the benefit of Sociedad Minera Cerro Verde S.A.A., a sociedad anonima abierta, listed on the Lima Stock Exchange and organized under the laws of Peru ("Guaranteed Party").

                                     WHEREAS

     A. The Guaranteed Party owns the Cerro Verde copper mine, including a copper leaching and solution extraction/electrowinning (SX/EW) operation, located in the District of Uchumayo and Yarabamba, Province of Arequipa, Peru (the "Mine");

     B. On the date hereof, the Guaranteed Party and Phelps Dodge Sales Company Incorporated (the "Obligor") have entered into a concentrate sales agreement pursuant to which the Guaranteed Party has agreed to sell, and the Obligor has agreed to purchase, 20% (which percentage shall in certain circumstances be increased) of the Guaranteed Party's annual projected copper Concentrate production up to the earlier of the Final Maturity Date and the date the Senior Facility Loans are fully repaid (the "Concentrate Sales Agreement");

     C. On the date hereof, the Guaranteed Party and the Obligor have entered into a cathodes sales agreement pursuant to which the Guaranteed Party has agreed to sell, and the Obligor has agreed to purchase 70% (which percentage shall in certain circumstances be increased) of the Guaranteed Party's annual actual production of Cathodes up to the earlier of the Final Maturity Date and the date the Senior Facility Loans are fully repaid (the "Cathodes Sales Agreement");

     D. On the date hereof, the Guaranteed Party, Japan Bank for International Cooperation, Sumitomo Mitsui Banking Corporation, The Bank of Tokyo-Mitsubishi, Ltd., KfW, Calyon New York Branch, The Royal Bank of Scotland plc, The Bank of Nova Scotia and Mizuho Corporate Bank Ltd. have entered into a Master Participation Agreement (the "Master Participation Agreement" or "MPA") which sets forth various terms for the financing of the development of a primary sulfide portion of the ore body beneath the oxide portion of the ore body currently in production at the Mine (the "Sulfide Project"); and

     E. Guarantor, in consideration of the financing of the development of the Sulfide Project by the Senior Lenders, has agreed to enter into this Guarantee to guarantee the obligations of the Obligor under the Concentrate Sales Agreement and the Cathodes Sales Agreement.

NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and in reliance upon the representations and warranties of the Guarantor set forth herein, the parties hereto (the "Parties"), intending to be legally bound hereby, agree as follows:

                                    ARTICLE I
                         DEFINITIONS AND INTERPRETATION

Section 1.01 Definitions. Unless the context shall otherwise require, or unless otherwise defined herein, capitalized terms used herein shall have the meanings assigned to them in Schedule Z to the Master Security Agreement dated as of September 30, 2005 among Sociedad Minera Cerro Verde S.A.A., Japan Bank for International Cooperation, Sumitomo Mitsui Banking Corporation, The Bank of Tokyo-Mitsubishi, Ltd., KfW, Calyon New York Branch, The Royal Bank of Scotland plc, The Bank of Nova Scotia, Mizuho Corporate Bank, Ltd., Citibank, N.A., and Citibank del Peru (as amended from time to time, the "Master Security Agreement" or "MSA").

Section 1.02 Interpretation. In this Guarantee, except to the extent that the context otherwise requires:

          (a) the Table of Contents and Section headings are for convenience of reference only and shall not affect the interpretation of this Guarantee;

          (b) unless otherwise specified, references to Articles, Sections, clauses and Appendices are references to Articles, Sections and clauses of, and Appendices to, this Guarantee;

          (c) references to any document or agreement, including this Guarantee, shall be deemed to include references to such document or agreement as amended, supplemented or replaced and in effect from time to time in accordance with its terms and subject to compliance with the requirements set forth herein and therein;

          (d) references to any party to this Guarantee or any other document or agreement or to any other Person shall include its successors and permitted assigns;

          (e) when used in this Guarantee, the words "including", "includes" and "include" shall be deemed to be followed in each instance by the words "without limitation";

          (f) when used in this Guarantee, the words "herein", "hereby", "hereunder", "hereof", "hereto", "hereinbefore", and "hereinafter", and words of similar import, shall refer to this Guarantee in its entirety and not to any particular section, subsection, paragraph, clause or other subdivision, exhibit, schedule or appendix of this Guarantee; and

          (g) when used herein, the singular shall include the plural, the plural shall include the singular and the use of any gender shall include all genders, unless the context requires otherwise.

                                   ARTICLE II
                                    GUARANTEE

Section 2.01 Guarantee of Obligor's Obligations.


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          (a) Guarantor hereby irrevocably, unconditionally and absolutely guarantees to the Guaranteed Party the punctual and full performance and payment (as primary and joint obligor and not merely as surety) of each and every obligation of the Obligor under the Concentrate Sales Agreement and the Cathodes Sales Agreement (each such obligation a "Guaranteed Obligation" and, collectively, the "Guaranteed Obligations") in each case whether now existing or hereafter existing or due or to become due, so long as such Guaranteed Obligations are not performed or paid by the Obligor when and as performance or payment, as the case may be, of the same shall become due, whether at maturity, upon acceleration or otherwise, pursuant to the terms of the Concentrate Sales Agreement or the Cathodes Sales Agreement, as the case may be.

          (b) Guarantor agrees that its obligations under this Section 2.01 shall be unconditional and irrevocable, irrespective of (i) the invalidity or unenforceability of the Guaranteed Obligations, (ii) the absence of any action to enforce the Guaranteed Obligations against the Obligor, (iii) any amendment, waiver or consent by the Guaranteed Party with respect to any provision of the Concentrate Sales Agreement or the Cathodes Sales Agreement, (iv) the recovery of any judgment against the Obligor or any action to enforce the same, (v) the insolvency or bankruptcy of the Obligor or (vi) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor or surety.

          (c) Guarantor hereby waives (i) diligence, presentment, demand of payment, protest, notice and all demands whatsoever with respect to any Guaranteed Obligation, (ii) filing of claims with a court in the event of insolvency or bankruptcy of the Obligor and (iii) any right to require a proceeding first against the Obligor or against any other Person under any guarantee of, or security for, any Guaranteed Obligation.

          (d) Guarantor agrees that its obligations under this Article II with respect to any Guaranteed Obligation will not be discharged except by complete performance or payment by Obligor or by Guarantor of such Guaranteed Obligation. In the event that any payment made by Obligor to the Guaranteed Party in respect of any Guaranteed Obligation is rescinded or must otherwise be returned for any reason whatsoever, such payment shall be treated as a Guaranteed Obligation and Guarantor shall remain liable for such Guaranteed Obligation to the extent provided herein as if such payment had not been made and,

               (x) if Guarantor's obligations under this Parent Company Guarantee have been terminated in accordance with this Guarantee, such obligations shall be reinstated to the extent necessary for the Guarantor to comply with the foregoing provisions of this sentence,

               (y) Guarantor agrees that it will pay or reimburse the Guaranteed Party within 30 days of written request for all reasonable and documented costs and expenses (including reasonable and documented fees and disbursements of counsel) incurred by the Guaranteed Party in connection with the rescission or restoration of this Parent Company Guarantee, including any such costs and expenses incurred in defending against any claim alleging that any payment constituted a preference, fraudulent transfer or similar payment under any bankruptcy, insolvency or similar law.


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          (e) Guarantor agrees that the Guaranteed Party may at any time and from time to time, either before or after the maturity thereof, without notice to or further consent of Guarantor, extend the time of performance or payment of, exchange or surrender, or fail to act hereunder or under any other agreement or to perfect, collateral for, or renew any of the Guaranteed Obligations owed to it, and may also make any agreement with the Obligor, for the extension, renewal, payment, compromise, discharge or release thereof, in whole or in part, or for any modification of the terms thereof, without in any way impairing or affecting the obligations of the Guarantor pursuant to this Article II.

Section 2.02 Effectiveness and Term. The guarantee provided in this Article II is a continuing guarantee and shall apply to all Guaranteed Obligations whenever arising. This Guarantee shall terminate upon the earlier of (i) full payment of all Senior Facility Loan Obligations owed to the Senior Facility Lenders and
(ii) the later of the date of termination of the Concentrate Sales Agreement and the Cathodes Sales Agreement, provided that, in the case of a termination pursuant to this clause (ii), this Guarantee shall survive until all Guaranteed Obligations arising prior to such date have been performed, paid, or otherwise discharged in full (x) in the event of a performance or payment by Obligor, in accordance with the provisions of the Concentrate Sales Agreement and the Cathodes Sales Agreement and (y) in the event of a performance or payment by Guarantor, in accordance with this Guarantee.

Section 2.03 Payments. With respect to payments to be made by Guarantor under this Guarantee, all such payments shall be made in the currency in which such payment was required to be made by Obligor, by the deposit of immediately available funds by wire transfer into the Proceeds Account as set forth in
Section 10 of the Concentrate Sales Agreement and Section 12 of the Cathodes Sales Agreement or in any other account designated in accordance with the procedures set forth therein. All payments required to be made by Guarantor hereunder shall be made in accordance with the same terms as if made by the Obligor under the Concentrate Sales Agreement and the Cathodes Sales Agreement. Accordingly, the obligation of Guarantor for payments under this Guarantee shall be discharged solely by payment in the manner provided in Section 10 of the Concentrate Sales Agreement and Section 12 of the Cathodes Sales Agreement and not by payment to any other person or at any other place, unless otherwise required by order of a court of competent jurisdiction.

                                   ARTICLE III
                              CONSENT TO ASSIGNMENT

Section 3.01 Guaranteed Party May Assign to the Offshore Collateral Agent. Guaranteed Party shall be entitled to grant, transfer and assign to the Offshore Collateral Agent, as collateral agent for the benefit of the Senior Lenders named in the Master Security Agreement, all right, title and interest which Guaranteed Party now has or which shall hereafter arise in and to this Guarantee and all amounts due and to become due to Guaranteed Party hereunder or in respect hereof and all claims resulting from any failure of performance or compliance with any of the provisions of this Guarantee, together with full power and authority, in its own name or in the name of Guaranteed Party or otherwise, to enforce and request payment under this Guarantee against Guarantor and to collect, receive and give receipts and releases for such amounts. Guarantor hereby irrevocably consents to such grant, transfer and assignment and, in the event of a


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Borrower Enforcement Action, to the exercise by the Offshore Collateral Agent
(on behalf of the Senior Lenders) of its rights as a secured party in accordance with Section 3.02(a)(i) of the Master Security Agreement. Guarantor hereby irrevocably further agrees for the benefit of the Offshore Collateral Agent (on behalf of the Senior Lenders) to make any and all payments required hereunder or in respect hereof directly to the Proceeds Account in accordance with Section
2.03 and agrees that the place of payment shall be of the essence under this Guarantee.

Section 3.02 Notice of Lenders' Reliance. Guarantor acknowledges that the Offshore Collateral Agent has notice of and is relying on this Guarantee and, accordingly, that Guarantor's obligations hereunder are directly enforceable against it by the Offshore Collateral Agent, acting on behalf of the Senior Lenders pursuant to a Borrower Enforcement Direction, as third party beneficiary of and assignee under this Guarantee.

Section 3.03 Offshore Collateral Agent to Receive Notice of Breach and Termination. Guarantor agrees that the Offshore Collateral Agent shall be given prompt written notice of any material breach, termination or claim of termination of this Guarantee.

                                   ARTICLE IV
                         Representations and Warranties

Section 4.01 Representations and Warranties of Guarantor. Guarantor represents and warrants to Guaranteed Party that:

          (a) Organization. It is a corporation duly organized, validly existing and is in good standing under the laws of the State of New York.

          (b) Authority. It has full power and authority to execute and deliver this Guarantee and to perform its obligations hereunder in accordance with the terms provided herein.

          (c) Binding Agreement. This Guarantee has been duly authorized, executed and delivered by it and constitutes a valid and legally binding agreement, enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles.

          (d) Consents and Approvals for this Guarantee. All Governmental Approvals which are necessary for the execution and delivery by it of this Guarantee and the performance of its obligations hereunder have been obtained and are in full force and effect.

          (e) Conflicts. There is no provision of law, statute, regulation, rule, order, injunction, decree, writ or judgment, no provision of its organizational documents and no provision of any mortgage, indenture, contract or agreement binding on it or affecting its properties, which would prohibit, conflict with or in any way prevent its execution, delivery, or performance of the terms of this Guarantee.


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

          (f) No Immunity. It does not have any immunity from jurisdiction of any court or from any legal process (whether through service, notice, attachment prior to judgment, attachment in aid of execution, execution or otherwise).

          (g) Litigation. There is no action, suit, proceeding or investigation, at law or in equity, or before any Governmental Authority or other Person, pending or, to the best knowledge of Guarantor, threatened, against or affecting Guarantor or its assets that (i) questions the validity of this Guarantee or any action taken or to be taken pursuant hereto or thereto, or (ii) in any case or in the aggregate would reasonably be expected to result in a material adverse effect on the ability of Guarantor to perform its obligations hereunder.

          (h) Ranking. Its obligations under this Guarantee shall rank pari passu with all other unsecured obligations of Guarantor.

                                    ARTICLE V
                        CONSENT TO SUIT AND JURISDICTION

Section 5.01 Consent to Suit and Jurisdiction. Guarantor hereby irrevocably consents and agrees, for the benefit of the Guaranteed Party and the Offshore Collateral Agent, that any legal action, suit or proceeding against it with respect to its obligations, liabilities or any other matter under or arising out of or in connection with this Guarantee may be brought in any Federal or State court located in New York County in the City of New York and hereby irrevocably accepts and submits to the non-exclusive jurisdiction of such court with respect to any such action, suit or proceeding. Guarantor hereby waives any objection which it may now or hereafter have to the laying of venue of any of the aforesaid actions, suits or proceedings, brought in any such court and hereby further waives and agrees not to plead or claim in any such court that any such action, suit or proceeding brought therein has been brought in an inconvenient forum.

Section 5.02 Guarantor's Agent for Service of Process. Guarantor hereby irrevocably appoints CT Corporation, with offices at the date of this Guarantee at 111 Eighth Avenue, New York, NY 10011, U.S.A., as Guarantor's authorized agent on which any and all legal process may be served in any such action, suit or proceeding brought by or on behalf of the Guaranteed Party or the Offshore Collateral Agent in the United States Federal courts located in the Borough of Manhattan, The City of New York or the courts of the State of New York located in the Borough of Manhattan, The City of New York. Guarantor agrees that service of process in respect of it upon such agent, together with written notice of such service given as provided in Section 6.01, shall be deemed to be effective service of process upon it in any such action, suit or proceeding. Guarantor agrees that the failure of such agent to give notice to it of any such service shall not impair or affect the validity of such service or any judgment rendered in any action, suit or proceeding based thereon. If for any reason such agent shall cease to be available to act as such, Guarantor agrees that it shall designate a new agent in the Borough of Manhattan, The City of New York on the terms and for the purposes of this Article V. Nothing herein shall in any way be deemed to limit the ability of the Offshore Collateral Agent to serve any such legal process in any other manner permitted by applicable law or to obtain jurisdiction over the Guarantor or bring actions, suits or proceedings against it in such other jurisdictions, and in such manner, as may be permitted by applicable law.


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

                                   ARTICLE VI
                                  Miscellaneous

Section 6.01 Notices. Any notice, request, demand, consent, designation, direction, instruction, certificate, report or other communication to be given hereunder shall be given in the English language and will be duly given when delivered in writing or sent by facsimile transmission (with written confirmation of receipt, which confirmation may be by facsimile transmission) to a Party at its address and facsimile transmission number as indicated below or to such other address as may be furnished for this purpose by such Party at:

     If to Guarantor, at:

          Phelps Dodge Tower
          1 North Central Avenue
          Phoenix, Arizona 85004
          U.S.A.
          Attention: Treasurer
          Telephone: (602) 366-8100
          Facsimile: (602) 366-8150

     If to Guaranteed Party at:

          SOCIEDAD MINERA CERRO VERDE S.A.A.
          c/o Asiento Minero Cerro Verde
          Uchumayo (Arequipa/Peru), Casilla Postal #299
          Shipping:  Av. Alfonso Ugarte #304
          Cercado, Arequipa, Republic of Peru
          Attention: General Manager
          Telecopier (Fax): 054-28-33-76

          with copies to:

          PHELPS DODGE SALES COMPANY, INCORPORATED
          One North Central Avenue
          Phoenix, Arizona 85004
          U.S.A.
          Fax: (602) 366-7305
          Attn: Senior Vice President, PD Sales

     If to the Offshore Collateral Agent, at:

          Citibank N.A.
          Citibank Agency & Trust
          388 Greenwich Street
          14th Floor
          New York, NY 10013


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          Attention: Jenny Cheng
          Telephone: 212 816 5648
          Facsimile: 212 816 5530

or at such other address as any Party shall have specified by notice to the other Parties in accordance with this Section.

Section 6.02 Successors and Assigns. This Guarantee shall be binding upon and inure to the benefit of the Guarantor and the Guaranteed Party and their respective successors and assigns. Except as set forth in Article III, the Parties may not assign or transfer any of their rights or obligations under this Guarantee without the prior written consent of the other party.

Section 6.03 Waiver of set-off. Guarantor hereby agrees, for the benefit of the Offshore Collateral Agent that the obligations of Guarantor to pay amounts due hereunder shall not be subject to any counterclaim, set-off, deduction or defense against Guaranteed Party by reason of any claim that Guarantor may have against Guaranteed Party arising out of a transaction that is not a subject of this Guarantee.

Section 6.04 Confidentiality. Each Party shall maintain the confidentiality of the terms and contents of this Guarantee and shall not disclose the terms and contents of this Guarantee to any third parties except (a) with the prior consent of the other Party, (b) as may be required to satisfy an audit by public accountants during a review of the financial condition and/or statements of either Party, (c) as required by law or court order or (d) that such terms and contents may be disclosed to prospective (direct and indirect) lenders and to the parties to the MSA.

Section 6.05 Execution in Counterparts. This Guarantee may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all the counterparts shall together constitute one and the same instrument.

Section 6.06 Amendments.

          (a) Neither this Guarantee nor any terms hereof may be amended, supplemented or modified other than pursuant to a written instrument executed by the Guaranteed Party, the Guarantor and the Offshore Collateral Agent.

          (b) No waiver by the Guaranteed Party of any of its rights, powers and privileges under this Guarantee shall be effective other than pursuant to a written instrument executed by the Guaranteed Party and the Offshore Collateral Agent waiving such right, power or privilege.

Section 6.07 Effectiveness. This Guarantee shall come into full force and effect upon its execution and delivery by each of the Parties.

Section 6.08 No Trial by Jury. Each Party hereby waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Guarantee or the transactions contemplated hereby.


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Section 6.09 Severability. If any provision of this Guarantee shall be invalid, illegal or unenforceable, the parties hereto agree to the fullest extent they may effectively do so that the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

Section 6.10 GOVERNING LAW. THIS GUARANTEE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.


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

          IN WITNESS WHEREOF, the parties hereto have caused this Guarantee to be duly executed as of the day and year first above written.

                                        PHELPS DODGE CORPORATION,

                                        Guarantor


                                        By /s/ Stanton K. Rideout
                                           -------------------------------------
                                        Name: Stanton K. Rideout
                                        Title: Vice President & Treasurer

AGREED AND ACCEPTED AS OF THE DATE FIRST SET FORTH ABOVE:

                                        SOCIEDAD MINERA CERRO VERDE S.A.A.,

                                        Guaranteed Party


                                        By /s/ Cristian Moran
                                           -------------------------------------
                                        Name: Cristian Moran
                                        Title: Attorney in Fact


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